CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of The RBB Fund, Inc. (the "Registrant"), certify to the best of my knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    MAY 10, 2004                     /s/ Edward J. Roach
     ----------------------------         --------------------------------------
                                          Edward J. Roach, President & Treasurer
                                          (principal executive & principal
                                             financial officer)

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.